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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2008

                                  PROTEO, INC.

             (Exact name of registrant as specified in its charter)

           Nevada                     000-32849                 88-0292249
(State of other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

              2102 Business Center Drive, Irvine, California 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 9, 2008, the Registrant entered into a Preferred Stock Purchase Agreement (the "Agreement") with FIDEsprit AG, a Swiss corporation (the "Investor"). Pursuant to the Agreement, the Registrant issued and sold to the Investor 600,000 shares of the Registrant's Series A Preferred Stock at a price of $6.00 per share, for an aggregate purchase price $3,600,000. In payment of the purchase price, the Investor delivered to the Registrant a promissory note in the principal amount of $3,600,000. The promissory note does not bear any interest, and is payable as follows: (i) the first installment, in the amount of $900,000, was due upon execution of the Agreement, (ii) the second installment, in the amount of $450,000, is due on or before August 30, 2008, (iii) the third installment, in the amount of $900,000, is due on or before November 30, 2008, and (iv) the final installment, in the amount of $1,350,000, is due on or before March 31, 2009. The promissory note is guaranteed by Axel J. Kutscher. The terms of the Series A Preferred Stock are described in Item 5.03 below. Joerg Alte, a director of the Registrant, is the Managing Director of the Investor.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

      On June 9, 2008 the Registrant entered into the Agreement described in
Item 1.01 above. Pursuant to the Agreement the Registrant issued to the Investor 600,000 shares of Series A Preferred Stock in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of the exemptions available under Rule 506 of Regulation D and Regulation S and the rules promulgated thereunder.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On June 5, 2008, the Registrant filed a Certificate of Designation with the Secretary of State of the State of Nevada to designate 750,000 shares of its authorized preferred stock as Series A Preferred Stock. The Certificate of Designation, a copy of which is attached as Exhibit 3.9 to this Current Report on Form 8-K and incorporated herein by reference, describes the rights, preferences and privileges of the Series A Preferred Stock.

9.01         FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following materials are filed as exhibits to this Current report on Form 8-K:

      Exhibit Number
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      3.9    Certificate of Designation of Series A Preferred Stock dated June
             5, 2008
      10.8   Preferred Stock Purchase Agreement dated June 9, 2008
      10.9   Promissory Note dated June 9, 2008

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROTEO, INC.


Date: June 9, 2008                          By: /s/ BIRGE BARGMANN
                                                --------------------------------
                                                Birge Bargmann
                                                Chief Executive Officer